PROVISIONS	9 Months Ended
Sep. 30, 2025
Classes of other provisions [abstract]
PROVISIONS	PROVISIONS

In millions	Product warranty	Restructuring	Other	Total
Balance at January 1, 2025	$25.0	$1.6	$13.0	$39.6
Provisions made during the period	6.3	11.8	6.9	25.0
Provisions used during the period	(5.6)	(10.1)	(0.4)	(16.1)
Provisions reversed during the period	(0.6)	(0.1)	(2.1)	(2.8)
Translation differences	(0.4)	(0.8)	5.5	4.3
Balance at September 30, 2025	$24.7	$2.4	$22.9	$50.0

Long-term provisions				$13.7
Current provisions				36.3
Total				$50.0
The majority of the provisions resulted from repair or replacement of products during their warranty period. Restructuring provisions result from severance, exit, and termination events. Other provisions include asset retirement obligations related to leased premises. The majority of provisions are realized within one year.